UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


         Date of Report (Date of earliest reported): March 23, 2000
                                                     --------------

                     W.R. Carpenter North America, Inc.
                     ----------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                         333-31187              54-1049647
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(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                File Number)        Identification No.)


           801 South Pine Street
           Madera, California                             93637
           --------------------                           -----
         (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: 559-662-3900
                                                    ------------


Item 5. Other Events.

         On March 23, 2000, W.R. Carpenter North America, Inc. (the "Company") announced the appointment of Ian Menzies as President of UpRight, Inc.. UpRight, Inc. is a wholly owned subsidiary of the Company. Attached as Exhibit 99.aA, and incorporated herein by this reference, is a copy of the Company's press release dated March 23, 2000 entitled "W.R. Carpenter Announces Appointment of President of UpRight, Inc Subsidiary."

         On March 23, 2000, the Company announced the resignation of Rick Penkert, Vice President and General Manager of Horizon High Reach, Inc. ("Horizon"). Horizon is a wholly owned subsidiary of the Company. The
Board of Directors of the Company announced that Shaun Flanagan, Mr.
Penkert's immediate predecessor, will assume the duties and responsibilities of Vice President and General Manager until a successor is found. Attached as Exhibit 99.b, and incorporated herein by this reference, is a copy of the Company's press release dated March 23, 2000 entitled
"W.R. Carpenter Announces Resignation of Rick Penkert."

Item 7.  Financial Statements and Exhibits


(c)   Exhibits.


99.a Press Release of W.R. Carpenter North America, Inc., dated March 23, 2000 99.b Press Release of W.R. Carpenter North America, Inc., dated March 23, 2000

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 28, 2000

                        W.R. CARPENTER NORTH AMERICA, INC.
                              (Registrant)

                        By  /s/Graham D. Croot
                              Graham D. Croot
                              Chief Financial Officer

EXHIBIT INDEX

Exhibit No.         Description

99.a W.R. Carpenter North America, Inc. press release dated March 23, 2000 entitled "W.R. Carpenter Announces Appointment of President of UpRight, Inc Subsidiary."

99.b      W.R. Carpenter North America, Inc. press release dated March 23,
          2000 entitled "W.R. Carpenter Announces Resignation of Rick Penkert."